                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     April 26, 2000
                                                   ---------------------


                         TRANSKARYOTIC THERAPIES, INC.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
         ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                000-21481                               04-3027191
  ---------------------------------------    -----------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


         195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS            02139
         ---------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)


                                 (617) 349-0200
         ---------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

         On April 26, 2000, the U.S. District Court of Massachusetts (the "Court") granted Amgen Inc.'s ("Amgen") Motion for Summary Judgment of literal infringement on Claim 1 of U.S. Patent No 5,955,422 against Transkaryotic Therapies, Inc. ("TKT" or the "Company") and Aventis Pharma, the pharmaceutical company of Aventis SA ("Aventis Pharma"). The Court did not grant Summary Judgment on any of the other claims of the patents involved in this suit.

         In April 1997, Amgen filed a civil action against TKT and Aventis Pharma, alleging that Gene-Activated(TM) erythropoietin ("GA-EPO(TM)") and processes for producing GA-EPO infringe Amgen's U.S. Patent Nos. 5,547,933, 5,618,698, and 5,621,080. In September 1999, U.S. Patents Nos. 5,756,349 and
5,955,422 were added to the suit. All five patents are based on the same November 1984 specifications. The non-jury trial relating to these patents is scheduled to begin on May 15, 2000.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              99.1 Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 28, 2000           TRANSKARYOTIC THERAPIES, INC.
                                     (Registrant)



                               By: /s/ Daniel E. Geffken
                                  -------------------------------------------
                                   Daniel E. Geffken
                                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
99.1                                     Press Release


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